UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2018

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of New Director: On March 12, 2018, the Board of Directors of FedEx Corporation (“FedEx” or the “Company”) elected Susan Patricia (Tricia) Griffith as a director, effective immediately. The Board also appointed Ms. Griffith as a member of its Information Technology Oversight and Nominating & Governance Committees. A copy of FedEx’s press release announcing Ms. Griffith’s election is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Ms. Griffith was elected for a term expiring at the annual meeting of stockholders in September 2018, at which time her continued Board service will be subject to renomination and stockholder approval. With the election of Ms. Griffith, the size of the Board of Directors is now 13 members.

The Board of Directors has determined that Ms. Griffith is independent and meets the applicable independence requirements of the New York Stock Exchange and the Board’s more stringent standards for determining director independence. There have been no transactions since the beginning of FedEx’s last fiscal year, and there are no currently proposed transactions, in which FedEx was or is to be a participant and in which Ms. Griffith or any member of her immediate family had or will have any interest, that are required to be reported under Item 404(a) of Regulation S-K.

The selection of Ms. Griffith was not pursuant to any arrangement or understanding between her and any other person.

Ms. Griffith will be compensated in accordance with the previously disclosed compensation program for FedEx’s non-management (outside) directors. Accordingly, she received a stock option for 1,343 shares of FedEx common stock and a prorated annual retainer payment upon her election to the Board.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 12, 2018, the FedEx Board of Directors approved amendments to Article II, Section 4 of the Company’s Amended and Restated Bylaws (the “Bylaws”), effective immediately. The amendments reflect recent changes to Delaware law.

The foregoing summary is qualified in its entirety by reference to the text of the Bylaws as adopted and effective as of March 12, 2018. The Bylaws as adopted and effective as of March 12, 2018, and a copy marked to show changes from the prior Bylaws, are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of FedEx Corporation.

3.2	Amended and Restated Bylaws of FedEx Corporation, marked to show amendments effective as of March 12, 2018.

99.1	Press Release of FedEx Corporation dated March 12, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: March 12, 2018	By:	/s/ Mark R. Allen
Mark R. Allen
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of FedEx Corporation.

3.2	Amended and Restated Bylaws of FedEx Corporation, marked to show amendments effective as of March 12, 2018.

99.1	Press Release of FedEx Corporation dated March 12, 2018.

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